                                                                    Exhibit 99.1

              FORM 4 CONTINUATION SHEET - JOINT FILER INFORMATION

        This Form 4 is filed jointly by Ares Corporate Opportunities Fund, L.P.,
ACOF EXCO, L.P., ACOF EXCO 892 Investors, L.P., ACOF Management L.P., ACOF
Operating Manager, L.P., Ares Corporate Opportunities Fund II, L.P., Ares EXCO,
L.P., Ares EXCO 892 Investors, L.P., ACOF Management II, L.P., ACOF Operating
Manager II, L.P., Ares Management LLC and Ares Partners Management Company, LLC
(collectively, the "Ares Entities"). The principal business address of each of the Ares Entities is 1999 Avenue of the Stars, Suite 1900, Los
Angeles, California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund, L.P.
Date of Event Requiring Statement: August 30, 2007
Issuer Name and Ticker or Trading Symbol: EXCO Resources, Inc. (XCO)

        IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 4 as of September 4, 2007.

                                   ARES CORPORATE OPPORTUNITIES FUND, L.P.

                                       BY:  ACOF OPERATING MANAGER, L.P.
                                       Its Manager

                                          By:    /s/  Joshua M. Bloomstein
                                                 -------------------------------
                                          Name:  Joshua M. Bloomstein
                                          Title: Authorized Signatory

                                   ACOF EXCO, L.P.

                                       BY:  ACOF MANAGEMENT, L.P.
                                       Its General Partner

                                          BY:  ACOF OPERATING MANAGER, L.P.
                                          Its General Partner

                                             By:    /s/  Joshua M. Bloomstein
                                                    ----------------------------
                                             Name:  Joshua M. Bloomstein
                                             Title: Authorized Signatory

                                   ACOF EXCO 892 INVESTORS, L.P.

                                       BY:  ACOF MANAGEMENT, L.P.
                                       Its General Partner

                                          BY:  ACOF OPERATING MANAGER, L.P.
                                          Its General Partner

                                             By:    /s/  Joshua M. Bloomstein
                                                    ----------------------------
                                             Name:  Joshua M. Bloomstein
                                             Title: Authorized Signatory

                                   ACOF MANAGEMENT, L.P.

                                       BY:  ACOF OPERATING MANAGER, L.P.
                                       Its General Partner

                                          By:    /s/  Joshua M. Bloomstein
                                                 -------------------------------
                                          Name:  Joshua M. Bloomstein
                                          Title: Authorized Signatory

                                   ACOF OPERATING MANAGER, L.P.

                                       By:    /s/  Joshua M. Bloomstein
                                              ----------------------------------
                                       Name:  Joshua M. Bloomstein
                                       Title: Authorized Signatory

                                   ARES CORPORATE OPPORTUNITIES FUND II, L.P.

                                       BY:  ACOF OPERATING MANAGER II, L.P.
                                       Its Manager

                                          By:    /s/  Joshua M. Bloomstein
                                                 -------------------------------
                                          Name:  Joshua M. Bloomstein
                                          Title: Authorized Signatory

                                   ARES EXCO, L.P.

                                       BY:  ACOF MANAGEMENT II, L.P.
                                       Its General Partner

                                          BY:  ACOF OPERATING MANAGER II, L.P.
                                          Its General Partner

                                             By:    /s/  Joshua M. Bloomstein
                                                    ----------------------------
                                             Name:  Joshua M. Bloomstein
                                             Title: Authorized Signatory

                                   ARES EXCO 892 INVESTORS, L.P.

                                       BY:  ACOF MANAGEMENT II, L.P.
                                       Its General Partner

                                          BY:  ACOF OPERATING MANAGER II, L.P.
                                          Its General Partner

                                             By:    /s/  Joshua M. Bloomstein
                                                    ----------------------------
                                             Name:  Joshua M. Bloomstein
                                             Title: Authorized Signatory

                                   ACOF MANAGEMENT II, L.P.

                                       BY:  ACOF OPERATING MANAGER II, L.P.
                                       Its General Partner

                                          By:    /s/  Joshua M. Bloomstein
                                                 -------------------------------
                                          Name:  Joshua M. Bloomstein
                                          Title: Authorized Signatory

                                   ACOF OPERATING MANAGER II, L.P.

                                   By:    /s/  Joshua M. Bloomstein
                                          --------------------------------------
                                   Name:  Joshua M. Bloomstein
                                   Title: Authorized Signatory

                                   ARES MANAGEMENT LLC

                                   By:    /s/  Joshua M. Bloomstein
                                          --------------------------------------
                                   Name:  Joshua M. Bloomstein
                                   Title: Authorized Signatory

                                   ARES PARTNERS MANAGEMENT COMPANY LLC

                                   By:    /s/  Michael D. Weiner
                                          --------------------------------------
                                   Name:  Michael D. Weiner
                                   Title: Authorized Signatory